UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K/A

(Amendment No. 1)

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the

Securities Exchange Act of 1934

Date of Report (Date of earliest event reported):  June 6, 2017

ADMA BIOLOGICS, INC.

(Exact Name of Registrant as Specified in its Charter)

Delaware	001-36728	56-2590442
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

465 Route 17 South, Ramsey, New Jersey	07446
(Address of Principal Executive Offices)	(Zip Code)

(201) 478-5552

(Registrant’s telephone number, including area code)

Not Applicable

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (17 CFR §230.405) or Rule 12b-2 of the Securities Exchange Act of 1934 (17 CFR §240.12b-2).

Emerging growth company ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Explanatory Note

On June 12, 2017, ADMA Biologics, Inc., a Delaware corporation (the “Company”) filed a Current Report on Form 8-K (the “Original 8-K”) with the United States Securities and Exchange Commission to report the consummation (on June 6, 2017) of the acquisition (the “Acquisition”) (through its wholly owned subsidiary, ADMA BioManufacturing, LLC, a Delaware limited liability company (the “Buyer”)), pursuant to which the Buyer acquired certain assets and assumed certain liabilities constituting Biotest Pharmaceuticals Corporation’s (the “Seller”) therapy business (the “Therapy Business Unit”).

This Current Report Amendment No. 1 on Form 8-K/A amends Item 9.01 of the Original 8-K to present certain carve-out financial statements of the Therapy Business Unit and to present certain unaudited pro forma combined financial statements of the Company required to be filed in connection with the completion of the Acquisition.

Item 9.01.	Financial Statements and Exhibits

(a)	Financial Statements of Business Acquired

The audited carve-out balance sheets of the Therapy Business Unit as of December 31, 2016 and 2015 and the related audited carve-out statements of operations, changes in invested equity and cash flows for each of the two years in the period ended December 31, 2016, together with the notes thereto and the independent auditors’ reports thereon, are filed herewith as Exhibit 99.1 hereto and are incorporated herein by reference.

The unaudited condensed carve-out balance sheets of the Therapy Business Unit as of March 31, 2017 and December 31, 2016 and the related unaudited condensed carve-out statements of operations, changes in invested equity and cash flows for the three-month periods ended March 31, 2017 and 2016, together with the notes thereto, are filed herewith as Exhibit 99.2 hereto and are incorporated herein by reference.

(b)	Pro Forma Financial Information

The unaudited pro forma combined balance sheet of the Company as of March 31, 2017 and the related unaudited pro forma combined statements of operations of the Company for the year ended December 31, 2016 and the three months ended March 31, 2017, together with the notes thereto, are filed as Exhibit 99.3 hereto and are incorporated herein by reference.

(c)	Shell Company Transactions

Not applicable.

(d)	Exhibits

See Exhibit Index.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this Report to be signed on its behalf by the undersigned, hereunto duly authorized.

ADMA BIOLOGICS, INC.

By:	/s/ Brian Lenz
Name: Brian Lenz
Title: Chief Financial Officer

Dated: July 28, 2017

EXHIBIT INDEX

Exhibit Number	Description of Exhibit

23.1	Consent of Rödl Langford de Kock LLP, Independent Auditor.

23.2	Consent of CohnReznick LLP, Independent Auditor.
99.1

Audited carve-out balance sheets of the Therapy Business Unit as of December 31, 2016 and 2015 and the related audited carve-out statements of operations, changes in invested equity and cash flows for each of the two years in the period ended December 31, 2016, together with the notes thereto and the independent auditors’ reports thereon.

99.2	Unaudited condensed carve-out balance sheets of the Therapy Business Unit as of March 31, 2017 and December 31, 2016 and the related unaudited condensed carve-out statements of operations, changes in invested equity and cash flows for the three months ended March 31, 2017 and 2016, together with the notes thereto.

99.3	Unaudited pro forma combined balance sheet of the Company as of March 31, 2017 and the related unaudited pro forma combined statements of operations of the Company for the year ended December 31, 2016 and the three months ended March 31, 2017, together with the notes thereto.